Statutory Reserves	12 Months Ended
Dec. 31, 2022
Statutory Reserves [Abstract]
Statutory Reserves
20.
STATUTORY RESERVES

In accordance with China’s Company Laws, an enterprise established in the PRC with foreign investment must make appropriations from their after-tax profit (as determined under the accounting principles generally acceptable in the People’s Republic of China (“PRC GAAP”) to non-distributable reserve funds including (i) statutory surplus fund and (ii) discretionary surplus fund. The appropriation to the statutory surplus fund must be at least 10% of the after-tax profits calculated in accordance with PRC GAAP. Appropriation is not required if the statutory surplus fund has reached 50% of the registered capital of the respective company. Appropriation to the discretionary surplus fund is made at the discretion of the respective company.

Pursuant to the laws applicable to China’s Foreign Investment Enterprises, the Company’s subsidiary that is a foreign investment enterprise in China have to make appropriations from their after-tax profit (as determined under PRC GAAP) to reserve funds including (i) general reserve fund, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. The appropriation to the general reserve fund must be at least 10% of the after-tax profits calculated in accordance with PRC GAAP. Appropriation is not required if the general reserve fund has reached 50% of the registered capital of the respective company. Appropriations to the other two reserve funds are at the respective companies’ discretion. Amounts appropriated to the PRC statutory reserve funds were insignificant for the periods presented.